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                                                                   EXHIBIT 10.46

                       GRANITE BROADCASTING CORPORATION
                            2000 STOCK OPTION PLAN

     1. Purpose. The purpose of the Granite Broadcasting Corporation 2000 Stock
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Option Plan (the "Plan") is to provide a means by which certain employees, officers, directors and consultants of Granite Broadcasting Corporation (the "Company") and its Affiliates (as defined below) may be given an opportunity to purchase non-voting common stock of the Company. Options that may be granted under this Plan include (a) "incentive stock options" as such term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") and (b) options which would not constitute Incentive Stock Options ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options collectively referred to as "Options"). The Plan is intended to advance the interests of the Company by encouraging stock ownership on the part of certain employees, officers, directors and consultants by enabling the Company (and its Affiliates) to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company (and its Affiliates). For purposes of this Plan, Affiliate shall mean any parent or subsidiary of the Company or any entity controlled by, or in control of, the Company. With respect to Incentive Stock Options, grants shall only be made to employees of the Company and any "parent corporation" or "subsidiary corporation" of the Company. The term "parent corporation" shall have the meaning set forth in Section 424(e) of the Code and the term "subsidiary corporation" shall have the meaning set forth in Section 424(f) of the Code. Affiliation shall refer to a group of Affiliates.

     2. Stock Subject to Option. Subject to adjustment as provided in Sections
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4(i), options may be granted by the Company from time to time to purchase up to an aggregate of 4,000,000 shares of the Company's authorized but unissued Common Stock (nonvoting), par value $0.01 per share (the "Common Stock") or Common Stock reacquired in any manner; provided, that, no more than 4,000,000 shares shall be used for grant of Incentive Stock Options; provided, further, that, no employee shall be granted in any calendar year Options to purchase more than 4,000,000 shares. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may be again available for issuance pursuant to Options under the Plan. Shares tendered by an Optionee (as defined below) to pay all or part of the Option Price (as defined below) of an Option and shares that are withheld to pay taxes associated with the exercise of an Option may be again available for issuance pursuant to Nonqualified Stock Options under the Plan.

     3. Participants. Persons eligible to be granted Options under the Plan
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shall be limited to employees (including future and prospective employees), officers, directors and consultants of the Company (or its Affiliates) who are selected to participate, as indicated by the action of the Committee (as defined below) in granting an Option to such individual.

     4. Terms and Conditions of Options. The Committee (as defined below) may
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grant Options from time to time pursuant to the Plan. Such Options shall be evidenced by written stock option agreements signed by the Optionee and by a duly authorized officer of the Company or by any member of the Committee (the "Agreements"). The Agreements shall be
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subject to the terms and conditions of the Plan, shall specify whether the
Options are Incentive Stock Options or Nonqualified Stock Options and shall contain such other provisions as the Committee in its discretion shall deem appropriate. Shares of Common Stock that may be purchased under an Option granted pursuant to this Plan shall sometimes hereinafter be referred to as "Option Shares," and a recipient to whom Options are granted shall sometimes hereinafter be referred to as an "Optionee."

          (a) Option Price. The Option Price for each Incentive Stock Option per
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     share shall not be less than the Fair Market Value (as defined below) of a share of the Common Stock on the date the Option is granted (the "Option Price"). The Option Price for each Nonqualified Stock Option per share shall be specified by the Committee at the time such Option is granted, and may be less than, equal to or greater than the Fair Market Value of the shares of Common Stock on the date such Option is granted. The Option Price for Incentive Stock Options granted to any employee owning stock (including any attribution of stock ownership under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates on the date such Option is granted (hereinafter a "10% Shareholder"), shall be at least 110% of the Fair Market Value of the Common Stock on the date the Option is granted. For purposes of the Plan, "Fair Market Value" as of a particular date means the last reported sale price of the Common Stock on the New York Stock Exchange or such other exchange or national quotation system that the Common Stock is then trading on the last trading date immediately prior to such date.

          (b) Term of Option. Each Option granted under this Plan shall expire
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     no later than ten years after the date the Option is granted. If an
     Incentive Stock Option is granted to an employee who is a 10% Shareholder, then, for purposes of such Incentive Stock Option the word "five" shall be substituted for the word "ten" in the immediately preceding sentence.

          (c) Exercise of Option. Except as otherwise specifically provided in
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     this Plan, each Option will be exercisable according to the provisions of an Optionee's Agreement. Unless otherwise provided in an Agreement, all Options of an Optionee shall become immediately exercisable upon the (i) death or disability (as determined by the Committee) of such Optionee and
     (ii) the occurrence of a Change of Control (as defined below). A "Change of Control" shall occur on the date on which W. Don Cornwell no longer owns, beneficially, in excess of 50% of the issued and outstanding Class A Common Stock of the Company.

          (d) Manner of Exercise. Shares of Common Stock purchased upon exercise
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     of Options shall at the time of purchase be paid for in full. To the extent that an Option is exercisable, Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Option is being exercised, accompanied by full payment of the Option Price, for the shares being purchased, by certified or official bank check or the equivalent thereof acceptable to the Company. At the discretion of the Committee, the payment of the Option Price may be (i) in the form of Common Stock (or the attestation of ownership thereof), the value of which shall be deemed to be the closing price on the last trading date prior to date on

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     which the shares are tendered for payment of the exercise price; provided, that, if such shares have been acquired from the Company, they have been held for at least six (6) months (or such longer or shorter period as may be required to avoid recording an expense for accounting purposes), or (ii) pursuant to a "cashless" exercise method established by the Committee with a broker-dealer as permitted under Regulation T of the Federal Reserve Board, or (iii) through such other means as established by the Committee or
     (iv) by any combination of the foregoing. An Optionee's subsequent transfer or disposition of any Common Stock acquired upon exercise of an Option shall be subject to any federal or state laws then applicable, specifically securities law.

          (e) Limitation on Amount. Any options intended to be Incentive Stock
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     Options which, when first exercisable during any calendar year (combined with all other incentive stock option plans of the Company and its Affiliates), will permit such employee to purchase stock that has an aggregate fair market value (determined as of the time the option is granted) of more than $100,000, will automatically be deemed to be Nonqualified Stock Options to the extent required under Section 422(d) of the Code.

          (f) Non-Assignability of Option Rights. Options under the Plan will
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     not be transferable by an Optionee except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option is exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his duly authorized legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Option (other than Incentive Stock Options) granted to a Optionee to be on terms which permit transfer by such Optionee to (i) except as otherwise determined by the Committee, the spouse, children, grandchildren, stepchildren, parents, stepparents, siblings, in-laws and persons related by reason of legal adoption, of such Optionee ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, as applicable; provided, that (x) there may be no consideration for any such transfer, (y) the Agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, that, for purposes of the Plan, the term Optionee shall be deemed to refer to the transferee; provided, however, that, the Option shall continue to be exercisable and shall terminate in accordance with its terms as if the transferor remained the holder of the Option. Options under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

          (g) Termination of Continuous Service. Each Agreement shall provide
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     what effect, if any, a termination of Continuous Service will have with respect to outstanding Options, whether or not then vested. For purposes of the Plan, Continuous Service means that an Optionee's service with the Company or an Affiliate, whether as an employee, officer, director or consultant, is not interrupted or terminated. The

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     Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or an Affiliate as an employee, officer, consultant or director or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's Continuous Service. For example, a change in status from an employee of the Company to a consultant of an Affiliate or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted.

          (h) Changes to Capital Structure; Need for Adjustment. The existence
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     of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          Except as otherwise expressly provided in Section 4(i), the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect or necessitate any adjustment to the number, class or price of shares of stock then subject to outstanding options.

          (i) Adjustments. Subject to Section 4(h), in the event of any change
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     in the outstanding Common Stock by reason of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of the Common Stock other than regular cash dividends, the number or kind of shares available for Options under the Plan may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding Options granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Option; provided, that, in the case of Incentive Stock Options, such adjustment shall be made in a manner consistent with the manner set forth in Section 424(a) of the Code.

          (j) Time of Granting Options. The grant of an option shall occur only
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     when an Agreement shall have been duly executed and delivered by or on behalf of the Company and the individual to whom such option shall be granted.

          (k) Reloads. The Committee may provide, at the date of grant of an
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     Option, that in the event an Optionee pays the Option Price of such Option
     (in whole or in part) by tendering Common Stock owned by the Optionee, such Optionee shall automatically be granted a reload option for the number of shares of Common Stock used to pay the

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     Option Price plus the number of shares withheld to pay for federal, state or local taxes associated with the exercise of the Option (the "Reload Option"). The Reload Option shall be subject to the terms and conditions that the Committee will in its discretion provide, consistent with the terms of the Plan at the time the original Option is granted. Unless the Committee explicitly provides otherwise, if a Reload Option is granted as set forth above, one or more successive Reload Options will be automatically granted to an Optionee who pays all or part of the Option Price of any such Reload Option by tendering Common Stock owned by the Optionee.

     5.   Administration.
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          (a) The Plan shall be administered by the Company's Stock Option
     Committee and its Compensation Committee (sometimes collectively referred to as the "Committee"), as provided below. The Stock Option Committee shall consist of at least three (3) members to be appointed by the Board of Directors, or such lesser or greater number of members as the Board of Directors shall determine. The Stock Option Committee is only authorized to grant Options to eligible persons who are either (i) not then "covered employees" within the meaning of Section 162(m) of the Code and are not expected to be covered employees at the time of recognition of income resulting from such Option or not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee shall consist of not less than two (2) members of the Board of Directors, to be appointed by the Board of Directors of the Company and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act and who are also "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee shall make all determinations and Option awards to all other individuals not covered under clause (i) through
     (ii) above. The foregoing notwithstanding, with respect to Options that:
     (A) are intended to qualify as "performance-based" under Section 162(m) of the Code, and/or (B) are granted to individuals who qualify as "insiders" under Section 16 of the Exchange Act, (1) any Compensation Committee members who do not qualify as "outside directors" and/or "non-employee directors," as the case may be, shall have no authority to act and shall automatically be recused from any action with respect to Options, and (2) the remaining qualifying directors shall be authorized to act independently without further approval. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. Notwithstanding the foregoing, if the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee; provided, however, that if any members of
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     the Board of Directors do not qualify as "outside directors", only the
     Compensation Committee appointed above may grant Options that are intended to be performance-based under Section 162(m) of the Code.

          (b) Subject to clause (a) above, the Committee shall (i) approve the selection of participants, (ii) determine the type of Options to be made to participants, (iii)

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     determine the number of shares of Common Stock subject to Options, (iv)
     determine the terms and conditions of any Option granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such award) and (v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable to carry it into effect.

          (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Affiliates and shareholders, Optionees and persons claiming rights from or through an Optionee.

          (d) The Committee may delegate to officers or employees of the Company or any Affiliate, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Agreements.

          (e) Members of the Committee and any officer or employee of the Company or any Affiliate acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination

     6.   Requirements of Law. Each Option under the Plan shall be subject to
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the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     7.   Intention of Plan. Incentive Stock Options granted pursuant to this
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Plan are intended to qualify as Incentive Stock Options within the meaning of
Section 422 of the Code, and the terms of this Plan and Options granted hereunder shall be so construed; provided, however, that nothing in this Plan
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shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that any Options granted pursuant to this Plan are, or will be, determined to be Incentive Stock Options, within the meaning of the Code.

     8.   General Provisions.
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          (a) The Committee may require each participant purchasing or acquiring shares pursuant to an option under the Plan to represent to and agree with the Company in writing that such participant is acquiring the shares for investment and without a view to distribution thereof.

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          (b) All certificates for Common Stock delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

          (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Optionees will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this
     Section 8(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

          (d) Except as otherwise provided by the Committee in the applicable Agreement, a participant shall have no rights as a shareholder with respect to any shares of Common Stocks subject to an Option until a certificate or certificates evidencing shares of Common Stock shall have been issued to the participant and, subject to Section 4(i), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which participant shall become the holder of record thereof.

          (e) The law of the State of New York shall apply to interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

          (f) Where the context requires, words in any gender shall include any other gender.

          (g) Headings of Sections are inserted for convenience and reference; they do not constitute any part of this Plan.

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     9. Withholding. To the extent provided by the terms of an Agreement, the
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Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionee by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of Common Stock under the option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock not acquired from the Company.

     10. No Obligation of Employment. Nothing in this Plan or contained in an
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Option granted hereunder or in any Agreement shall govern the employment or service rights and duties between the Optionee and the Company or any Affiliate. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment or service agreement among such parties. The granting of any Option hereunder shall not impose upon the Company or an Affiliate any obligation to employ or continue to employ any Optionee as an employee or service provider. The right of the Company to terminate the employment or service of any Optionee shall not be diminished or affected by reason of a grant or the existence of an Option hereunder.

     11. Amendment. The Board may amend, suspend or terminate the Plan or any
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portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in Sections 4(h) or 4(i), no amendment shall be made that would adversely affect the rights of an Optionee under an option theretofore granted, without such Optionee's written consent.

     12. Term of Plan. Subject to earlier termination pursuant to Section 11,
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the Plan shall have a term of 10 years from its Effective Date.

     13. Effective Date; Approval of Shareholders. The Plan is effective as of
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April 25, 2000 (the "Effective Date"). The Plan is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder void and of no effect.

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